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                       Baillie Gifford International Fund
                      Baillie Gifford Emerging Markets Fund
                        The Guardian Small Cap Stock Fund

                        Supplement dated January 7, 2002
                         to Prospectus dated May 1, 2001

        This Supplement should be retained with the Prospectus for future reference.

The following replaces the first paragraph under the heading "The Fund's investment adviser" on page 10 of The Guardian Small Cap Stock Fund prospectus:

Guardian Investor Services LLC (GIS) is the adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity contracts and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

Wherever the terms "Guardian Investor Services Corporation" and "GISC" appear in the prospectus for each of these funds, replace them with the terms "Guardian Investor Services LLC" and "GIS", respectively.

The following replaces the paragraph below the heading "Portfolio Manager" on page 10 of The Guardian Small Cap Stock Fund prospectus:

Matthew P. Ziehl, CFA, is the Fund's portfolio manager. He is a Managing Director of Guardian Life. Before joining Guardian Life in January, 2002, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios since January, 2001, and a Co-Portfolio Manager of the Salomon Brothers Small Cap Growth Fund since August, 1999. Prior to that, Mr. Ziehl served as an Analyst for the Salomon Brothers Small Cap Growth Fund from May, 1998 to July, 1999 and as an Analyst/Portfolio Manager for the U.S. Small Cap Equity Team at Citibank Global Asset Management from January, 1995 to May, 1998.